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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            FORM 8-K/A CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  March 7, 2000
                Date of Report (Date of earliest event reported)

                        Commission File Number 000-23177

                              TRAVELOCITY.COM INC.
             (Exact name of Registrant as specified in its charter)

              Delaware                            75-2855109
    (State or other jurisdiction of     (IRS Employer Identification
     incorporation or organization)                 Number)

                            4200 Buckingham Boulevard
                                     MD 1400
                             Fort Worth, Texas 76155
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (817) 963-2923



Item 7. Financial Statements and Pro Forma Financial Statements

        (a)      Exhibits.

          2.1 Agreement and Plan of Merger, dated as of October 3, 1999 and amended as of January 24, 2000, by and among Sabre Inc., Travelocity Holdings, Inc., Travelocity.com Inc. and Preview Travel, Inc. Filed as an Exhibit to the Registration Statement on Form S-4, as amended (File No. 333-95757), and incorporated herein by reference.

          99.1 Press Release issued by Travelocity.com Inc. on March 8, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               TRAVELOCITY.COM INC.


Dated: March 10, 2000                          /s/  Andrew B. Steinberg
                                               ---------------------------------
                                               By:      Andrew B. Steinberg
                                               Title:   Senior Vice President,
                                                        General Counsel and
                                                        Corporate Secretary



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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
  2.1          Agreement and Plan of Merger, dated as of October 3, 1999 and amended as of January 24, 2000, by and among Sabre Inc.,
               Travelocity Holdings, Inc., Travelocity.com Inc. and Preview
               Travel, Inc. Filed as an Exhibit to the Registration Statement on
               Form S-4, as amended (File No. 333-95757), and incorporated herein by reference.

 99.1          Press Release issued by Travelocity.com Inc. on March 8, 2000.